 Third Quarter 2024 Earnings  November 14, 2024  Exhibit 99.2

 2  Cautionary Statement Regarding Forward-Looking Information   This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are all statements other than those of historical fact and include statements regarding Innventure, Inc. (including its subsidiaries, "Innventure," the "Company," "us," "our," or "we") or its management's expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including the anticipated benefits of the business combination of the Company and Learn CW Investment Corporation ("Learn CW") and related transactions (collectively, the "Business Combination"), revenue growth and financial performance, product expansion and services, and the financial condition, results of operations, earnings outlook and prospects of the Company. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "intend," "may," "might," "outlook," "plan," "possible," "potential," "predict," "project," "should," "will," "would" and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.   These forward-looking statements are based on the current expectations and beliefs of the management of the Company in light of its experience and its perception of historical trends, current conditions and expected future developments and their potential effects on the Company, as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Innventure will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including those discussed and identified in the public filings made by Innventure, and the following:  expectations regarding the Company’s and the Innventure Companies’ (as defined below) strategies and future financial performance, including their future business plans, expansion and acquisition plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and the Company’s ability to invest in growth initiatives;   the implementation, market acceptance and success of the Company’s and the Innventure Companies’ business models and growth strategies;   the Company’s future capital requirements and sources and uses of cash;   the Company’s ability to meet the various conditions, including the available cash and performance targets, and access any of the installments draws under the WTI Line of Credit;   the Company’s ability to meet the various conditions and satisfy the various limitations under the Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd., including exchange caps, issuances and subscriptions based on trading volumes, to access the funds available under the SEPA;   that the Company will have sufficient capital following the completion of the Business Combination to operate as anticipated;   the Company’s ability to obtain funding for its operations and future growth;   developments and projections relating to the Company’s and the Innventure Companies’ competitors and industry;   Disclaimer

 3  the Innventure Companies’ ability to meet, and to continue to meet, applicable regulatory requirements for the use of their products and the numerous regulatory requirements generally applicable to their products and facilities;   the outcome of any legal proceedings that may be instituted against the Company in connection with the completion of the Business Combination;   the Company’s ability to find future opportunities to license or acquire breakthrough technology solutions from multinational corporations (“MNCs”) and to satisfy the requirements imposed by or to avoid disagreements with its current and future MNC partners;   the risk that the Company may be deemed an investment company under the Investment Company Act, which would impose burdensome compliance requirements and restrictions on its activities;   the Company’s ability to sufficiently protect the intellectual property rights of itself and its subsidiaries, and to avoid or resolve in a timely and cost-effective manner any disputes that may arise relating to its use of the intellectual property of third parties;   the risk of a cyber-attack or a failure of the Company’s information technology and data security infrastructure;   the ability to recognize the anticipated benefits of the Business Combination;   unexpected costs related to the Business Combination;   geopolitical risk and changes in applicable laws or regulations;   potential adverse effects of other economic, business, and/or competitive factors; and   operational risks related to the Company and its subsidiaries.  Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.  All forward-looking statements in this presentation are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable law.  Disclaimer

 4  Trademarks  In addition to trademarks, service marks, trade names, copyrights and logos of Innventure and its subsidiaries contained herein, this presentation contains trademarks, service marks, trade names, copyrights and logos of other companies, which are the property of their respective owners. Unless otherwise stated, the use of these other trademarks, service marks, trade names, copyrights and logos herein does not imply an affiliation with, or endorsement of the information contained herein by, the owners of such trademarks, service marks, trade names, copyrights and logos.  Disclaimer

 5  COMPANY OVERVIEW

 6  Successful Track Record of Company Formation  Innventure Company  Technology  MNC  Innventure has launched three companies since inception  2022  Thermal Management Technology  Nokia  2018  Liquids Packaging Technology  Procter & Gamble  Innventure took PureCycle Technologies public in 2021 (Nasdaq “PCT”). As of September 30, 2024, Innventure no longer has an economic interest in PCT.  NASDAQ: PCT  2015  Polypropylene Recycling Technology  Procter & Gamble  (1)  Company  Operations  Ironton Production Plant  Westchester Facility Filling Machines  Cooling System Demonstration

 7  Innventure – Achieving Our Core Mission  Innventure’s business model was purpose-built to mitigate five key risk factors historically inherent in high-growth  venture creation   Macro/Market Level  1   Technology  2   Adoption  3   Funding  4   Operational Execution  5  Key Risk Factors in Company Creation

 8  The Closed Loop Model  Innventure’s closed loop model is designed to mitigate risk and serves as a value creation flywheel  System designed to mitigate risks inherent in creating and growing high-growth, disruptive companies  Deep MNC market knowledge related to the unmet market need, technology solution, industry value creation, market size, and channels of distribution  Institutional Data Set  Access to technology that is available only through MNCs  Access Advantage  Early Customer Adoption  Economics designed to motivate the MNC to catalyze early adoption by becoming an early customer and/or facilitate the initial customer base to drive financial and strategic value  Funded beyond proof of concept, strong patent strategy and early tailored technical support  Developed Technology  Institutional  Data Set  Developed  Technology  Early Customer Adoption  Access  Advantage  Closed Loop  Model  1  2  3  4

 Commercial-grade technology solutions that enable significant, additional quantifiable value opportunities  Proven Industrial Technology(1)  Seeking to build businesses leveraging technology solutions that we believe have been significantly de-risked by MNC partners with benefit of market data  De-Risked Business  2  4  9  The Innventure Strike Zone  Leverage MNC data and built-in adoption to confirm market demand and identify early customers, with a goal of mitigating risk for go-to-market pathway and promoting customer adoption  Unmet Customer Need  Targeting opportunities believed to have the potential for billion+ target enterprise values  Path to Economic Return  While Accelsius and AeroFlexx recently began initial commercial production; their operations have not yet scaled.  1  3  Innventure’s data-centric approach is designed to reduce principal risk to scaling and execution

 10  3RD QUARTER UPDATE

 11  Accelsius Update  Innventure maintains majority ownership in the business  ~55% as of November 14, 2024     Currently delivering systems to the market  First delivery made in 3Q 2024  Revenue generating within 30 months of founding  In discussion with many top players in the data center ecosystem  Active engagement at industry events such as OCP Global Summit, Digital Infrastructure Network and upcoming Data Center World

 12  AeroFlexx Update  Carried as equity-method investment  Innventure owns ~31% as of November 14, 2024     Currently delivering product to the market and building demand pipeline  Expect products on the shelf in 2025  Capacity to manufacture millions of packages on an annual basis  Executing on global growth plans  February 2024 – announced partnership with Dynapack Asia  June 2024 – announced partnership with Chemipack in the European market

 13  Pipeline of Multinational Corporation Relationships(1)  As of November 14, 2024.  Innventure took PureCycle Technologies public in 2021 (Nasdaq “PCT”). As of September 30, 2024, Innventure no longer has an economic interest in PCT.  2  Ongoing MNC Partners     Innventure only needs a handful of high-quality, high-conviction partners to deliver value to shareholders   MNCs that have shared at least one opportunity with Innventure in the last 12 months  Corporations within large industries such as Energy, Industrials, Telecom and Aerospace & Defense  (2)  Nokia  Procter & Gamble  7  MNCs Sharing Opportunities

 14  FINANCIAL OVERVIEW

 15  Financial Profile and Reporting Structure  Plan to report revenue, Adjusted EBITDA and cash flow as companies scale  Accelsius financials are consolidated and reported through the income statement  AeroFlexx held as equity-method investment     Expect to see revenue growth in coming quarters  Accelsius already generating revenue with robust pipeline of demand  Opportunity for operating leverage  Capital efficient model to run Innventure at the corporate level  Family of companies positioned to capture margin expansion as they scale

 16  Capital Position  October 24, 2023  Entered into conditional Standby Equity Purchase Agreement with Yorkville for up to $75 million  October 2, 2024  Successful business combination close with approximately $11.3 million assets in trust  Entered agreement with certain investors for issuance of approximately $11 million of Series B Preferred Stock  October 22, 2024  Entered into $50 million conditional secured line of credit with Western Technology Investment

 Innventure’s Capital Allocation Strategy  17  Compounding cash flows expand Innventure's value creation options  Paced investment inline with revenue visibility  Expense management to minimize early-stage operating losses  Disciplined Scale  As Innventure grows, NewCos will receive funding directly from Innventure’s balance sheet  Self Fund NewCo  Excess Free Cash Flow  Share repurchase  Accretive M&A

 18  Q&A